UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

As previously disclosed, on June 30, 2022 and in connection with an internal restructuring (the “Restructuring”), CenterPoint Energy Resources Corp. (“CERC”) acquired 100% of: (i) the issued and outstanding capital stock of Indiana Gas Company, Inc. (“Indiana Gas”) and (ii) the issued and outstanding membership interests of Vectren Energy Delivery of Ohio, LLC (“VEDO”), each of which were a wholly owned subsidiary of Vectren Utility Holdings, LLC, an indirect wholly owned subsidiary of CenterPoint Energy, Inc. As a result, Indiana Gas and VEDO became direct wholly-owned subsidiaries of CERC.

This Current Report on Form 8-K is being filed to provide the combined financial information of Indiana Gas and VEDO included in Exhibit 99.1. Exhibit 99.1 includes the unaudited combined financial statements of Indiana Gas and VEDO as of June 30, 2022 and for the three- and six-month periods then ended. Exhibit 99.1 is furnished, not filed, pursuant to Item 7.01. Accordingly, none of the information will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, as amended, and the information in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by CERC under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1 is furnished, not filed, pursuant to Item 7.01. Accordingly, none of the information will be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, as amended, and the information in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by CERC under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Unaudited combined financial statements of Indiana Gas Company, Inc. and Vectren Energy Delivery of Ohio, LLC as of June 30, 2022 and for the three- and six-month periods then ended.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: September 6, 2022	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer